Exhibit 10.1

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), is made and entered into on the 28th day of July, 2011, by and between Henry Stupp (“Stupp”) and Cherokee Inc., a Delaware corporation (the “Company”) with reference to the following facts:

WHEREAS, the Company and Stupp entered into the Employment Agreement dated as of August 26, 2010, as amended by the Amendment to Employment Agreement dated as of January 28, 2011 and as further amendment by the Second Amendment to Employment Agreement dated as of April 13, 2011 (as amended, the “Agreement”);

WHEREAS, the Company and Stupp entered into a Stock Option Agreement dated as of August 26, 2010, as amended by the Amendment to Employment Agreement dated as of January 28, 2011 ( as amended, the “Option Agreement”); and

WHEREAS, the parties desire to further amend the Agreement and the Option Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Amendment.  The Agreement is hereby amended as follows:

1.1          Section 3.4.a(ii) of the Agreement is hereby deleted and replaced in its entirety with the following:

“Subject to the terms and conditions of this Agreement, Stupp agrees to purchase, and the Company agrees to sell and issue to Stupp: (w) on or before August 1, 2011, that number of shares of the Company’s Common Stock (the “First Subsequent Shares”) equal to $200,000 (the “First Subsequent Purchase Price”) divided by the closing sales price of the Company’s Common Stock as reported on the Nasdaq Global Market on the date of such purchase and sale (the “First Subsequent Purchase Date”); (x) on or before October 31, 2011, that number of shares of the Company’s Common Stock (the “Second Subsequent Shares”) equal to $200,000 (the “Second Subsequent Purchase Price”) divided by the closing sales price of the Company’s Common Stock as reported on the Nasdaq Global Market on the date of such purchase and sale (the “Second Subsequent Purchase Date”); (y) on or before January 31, 2012, that number of shares of the Company’s Common Stock (the “Third Subsequent Shares”) equal to $200,000 (the “Third Subsequent Purchase Price”) divided by the closing sales price of the Company’s Common Stock as reported on the Nasdaq Global Market on the date of such purchase and sale (the “Third Subsequent Purchase Date”); and (z) on or before April 30, 2012, that number of shares of the Company’s Common Stock (the “Fourth

Subsequent Shares” and together with the Initial Shares, the First Subsequent Shares, the Second Subsequent Shares, and the Third Subsequent Shares, the “Shares”) equal to $200,000 (the “Fourth Subsequent Purchase Price”) divided by the closing sales price of the Company’s Common Stock as reported on the Nasdaq Global Market on the date of such purchase and sale (the “Fourth Subsequent Purchase Date”). Each of the First Subsequent Purchase Price, the Second Subsequent Purchase Price, the Third Subsequent Purchase Price and the Fourth Subsequent Purchase Price is payable by cash, check or wire transfer on the First Subsequent Purchase Date, the Second Subsequent Purchase Date, the Third Subsequent Purchase Date and the Fourth Subsequent Purchase Date, as applicable.  The per share price of the First Subsequent Shares, the Second Subsequent Shares, the Third Subsequent Shares and the Fourth Subsequent Shares shall be equal to the closing sales price of the Company’s Common Stock as reported on the Nasdaq Global Market on the First Subsequent Purchase Date, the Second Subsequent Purchase Date, the Third Subsequent Purchase Date or the Fourth Subsequent Purchase Date, as applicable.  Promptly after receipt of payment for the First Subsequent Purchase Price, the Second Subsequent Purchase Price, the Third Subsequent Purchase Price or the Fourth Subsequent Purchase Price, as the case may be, the Company shall deliver to Stupp a stock certificate representing the First Subsequent Shares, the Second Subsequent Shares, the Third Subsequent Shares and the Fourth Subsequent Shares, as applicable.”

1.2           Section 3.4(b) of the Agreement is hereby deleted and replaced in its entirety with the following:

“Registration Rights.  On or before February 28, 2011, the Company filed with the Securities and Exchange Commission a registration statement to effect the registration for resale of both the Initial Shares and the shares of Common Stock that may be acquired upon exercise of the Option (as defined below) (the “Initial Registration Statement”).  Following the Fourth Subsequent Purchase Date, the Company shall upon the written request of Stupp file with the Securities and Exchange Commission a registration statement, or registration statements if necessary, on an appropriate form(s) to effect the registration for resale of each of the First Subsequent Shares, the Second Subsequent Shares, the Third Subsequent Shares and the Fourth Subsequent Shares (the “Second Registration Statement”). The Company shall use its commercially reasonable efforts to cause such registration statement(s) to become effective and to keep any such registration statement(s) continuously effective under the Securities Act of 1933, as amended (the “Act”), until the earlier of (i) the date when all of the Shares have been sold or (ii) the date when all of the Shares may be sold immediately without registration pursuant to Rule 144 promulgated under the Act.  The Company shall bear all expenses incident to the preparation and filing of the Initial Registration Statement.  The expenses incident to the preparation and filing of the Second Registration Statement shall be borne equally by the Company and Stupp.”

1.3           Section 3.4(d) of the Agreement is amended to replace the paragraph that commences with “In the event that Stupp . . .” with the following:

“In the event that Stupp does not comply with his obligations under Section 3.4(a)(ii) above and complete the acquisition of the First Subsequent Shares on or before August 1, 2011, then 37,500 of the shares subject to the Option shall be forfeited on August 2, 2011, and the vesting schedule above shall be appropriately modified to reduce the number of vesting shares on a pro rata basis.  In the event that Stupp does not comply with his obligations under Section 3.4(a)(ii) above and complete the acquisition of the Second Subsequent Shares on or before October 31, 2011 then 37,500 of the shares subject to the Option shall be forfeited on November 1, 2011, and the vesting schedule above shall be appropriately modified to reduce the number of vesting shares on a pro rata basis. In the event that Stupp does not comply with his obligations under Section 3.4(a)(ii) above and complete the acquisition of the Third Subsequent Shares on or before January 31, 2012 then 37,500 of the shares subject to the Option shall be forfeited on February 1, 2012, and the vesting schedule above shall be appropriately modified to reduce the number of vesting shares on a pro rata basis.  In the event that Stupp does not comply with his obligations under Section 3.4(a)(ii) above and complete the acquisition of the Fourth Subsequent Shares on or before April 30, 2012 then 37,500 of the shares subject to the Option shall be forfeited on May 1, 2012, and the vesting schedule above shall be appropriately modified to reduce the number of vesting shares on a pro rata basis.  The forfeited shares shall not be exercisable by Stupp.”

2.            Amendment to Option Agreement.  Section 2.1(d) of the Option Agreement is hereby deleted and replaced in its entirety with the following:

“Notwithstanding the foregoing: (i) in the event that Optionee does not comply with his obligations under Section 3.4(a)(ii) of the Employment Agreement, as amended, and complete the acquisition of the First Subsequent Shares on or before August 1, 2011, then 37,500 of the shares subject to this Agreement shall be forfeited on August 2, 2011, and the vesting schedule above shall be appropriately modified to reduce the number of vesting shares on a pro rata basis; (ii) in the event that Optionee does not comply with his obligations under Section 3.4(a)(ii) of the Employment Agreement, as amended, and complete the acquisition of the Second Subsequent Shares on or before October 31, 2011 then 37,500 of the shares subject to this Agreement shall be forfeited on November 1, 2011, and the vesting schedule above shall be appropriately modified to reduce the number of vesting shares on a pro rata basis; (iii) in the event that Optionee does not comply with his obligations under Section 3.4(a)(ii) of the Employment Agreement, as amended, and complete the acquisition of the Third Subsequent Shares on or before January 31, 2012 then 37,500 of the shares subject to this Agreement shall be forfeited on February 1, 2012, and the vesting schedule above shall be appropriately modified to reduce the number of vesting shares on a pro rata basis and (iv) in the event that Optionee does not comply with his obligations under Section 3.4(a)(ii) of the Employment Agreement, as amended, and complete the acquisition of the Fourth Subsequent Shares on or before April 30, 2012 then 37,500 of the shares subject to this Agreement shall be forfeited on May 1, 2012, and the vesting schedule above shall be appropriately modified to reduce the number of vesting shares on a pro rata basis. The forfeited shares shall not be exercisable by Optionee.”

3.             Governing Law.  The construction, validity and enforceability of this Amendment shall be governed by the laws of the State of California, without regard to its conflicts of laws principles.

4.             Counterparts.  This Amendment may be executed in separate counterparts, each of which so executed and delivered shall constitute an original but all such counterparts shall together constitute one and the same instrument and any one of which may be used to evidence this Amendment.

5.             Severability.  All provisions of this Amendment are severable and any provision which may be prohibited by law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions of this Amendment and the parties hereto agree to cooperate to provide a legal substitute for any provision which is prohibited by law.

6.             Entire Agreement; Modifications and Amendments.  This Amendment, together with the Agreement and the Option Agreement, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements and understandings both oral and written, between the parties with respect to the subject matter hereof.  No provision of this Amendment may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the parties to this Amendment.

IN WITNESS WHEREOF, each of the parties has executed this Amendment on the date first written above.

HENRY STUPP		CHEROKEE INC.

By:	/s/ Henry Stupp	By:	/s/ Mark DiSiena
Name:	Henry Stupp	Name:	Mark DiSiena
		Title:	Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO

EMPLOYMENT AGREEMENT]